UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  2054

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 19, 2004

Date of report (date of earliest event reported)

ALDILA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21872	13-3645590
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

13450 STOWE DRIVE, POWAY, CALIFORNIA 92064
(Address of principal executive offices)

(858) 513-1801
(Registrant’s Telephone No.)

Item 7.            Financial Statements and Exhibits

(a)          Financial Statements of Business Acquired.

Not applicable

(b)         Pro Forma Financial Information.

Not applicable

(c)          Exhibits

Exhibit 99.1   Press release dated August 19, 2004 reporting a quarterly dividend of $0.05 per share declared for shareholders of record as of September 01, 2004, payable on September 16, 2004.

Item 9.            Regulation FD Disclosure

The registrant hereby furnishes disclosure regarding its release of material non-public information relating to a declaration of a cash dividend of $0.05 per share for shareholders of record as of September 01, 2004, payable on September 16, 2004.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed  “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALDILA, INC.

Dated: August 19, 2004	By:	/s/ Robert J. Cierzan
Name: Robert J. Cierzan
Title: Vice President, Secretary and Treasurer

EXHIBT INDEX

Exhibit No.	Document
99.1	Press release of Aldila, Inc. dated August 19, 2004.